UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K/A
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2018

NOBLE MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On February 2, 2018, Noble Midstream Partners LP (the Partnership) filed a current report on Form 8-K (the Original Filing) in connection with the closing of the acquisition on January 31, 2018 of all of the issued and outstanding limited liability company interests in Saddle Butte Rockies Midstream, LLC and certain affiliates (collectively, Saddle Butte) by Black Diamond Gathering LLC (Black Diamond), an entity formed by Black Diamond Gathering Holdings LLC (the Noble Member), a wholly-owned subsidiary of the Partnership, and Greenfield Midstream, LLC, an EnCap Flatrock Midstream portfolio company (the Greenfield Member) from Saddle Butte Pipeline II, LLC (Saddle Butte II).
The Partnership is filing this Form 8-K/A to provide the audited financial statements of Saddle Butte II and unaudited pro forma consolidated financial statements of the Partnership, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the Original Filing. As Saddle Butte comprised substantially all of Saddle Butte II’s key operating assets, the financial statements of Saddle Butte II are presented in order to provide investors with the complete and comprehensive financial history of the acquired business. The elimination of specified assets and liabilities not acquired or assumed by the Partnership is depicted in the pro forma financial statements presenting the effects of the acquisition. No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The consolidated financial statements of Saddle Butte II as of and for each of the years in the three-year period ended December 31, 2017 (audited), including the notes thereto, are filed herewith as Exhibit 99.1.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated financial statements of the Partnership as of and for the year ended December 31, 2017, including the notes thereto, are filed herewith as Exhibit 99.2.
(d) Exhibits.

23.1	Consent of Hein & Associates LLP, Independent Registered Public Accounting Firm for Saddle Butte Pipeline II, LLC.
23.2	Consent of Moss Adams LLP, Independent Registered Public Accounting Firm for Saddle Butte Pipeline II, LLC.
99.1	Consolidated financial statements of Saddle Butte Pipeline II, LLC as of and for each of the years in the three-year period ended December 31, 2017 (audited), including the notes thereto.
99.2	Unaudited pro forma consolidated financial statements of Noble Midstream Partners LP as of and for the year ended December 31, 2017, including the notes thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
By: Noble Midstream GP, LLC, Its General Partner

Date:	April 13, 2018	By:	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer